UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): April 30, 2013

CARDIUM THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33635	27-0075787
(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

12255 El Camino Real, Suite 250 San Diego, California 92130		(858) 436-1000
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On April 30, 2013, Cardium Therapeutics, Inc. (“Cardium”) issued a press release announcing an Excellagen® poster presentation at the Symposium on Advanced Wound Care Spring 2013 Meeting. On May 2, 2013, Cardium announced a Generx publication in the April 2013 issue of Molecular Therapy. Copies of the press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1 Press	Release of Cardium issued on April 30, 2013
99.2 Press	Release of Cardium issued on May 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIUM THERAPEUTICS, INC.

Date: May 6, 2013	By:	/s/ Christopher J. Reinhard
Christopher J. Reinhard Chief Executive Officer